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                                                                  Exhibit 10.16

                             @ ENTERTAINMENT, INC.

                             1997 STOCK OPTION PLAN

        1.      PURPOSE.

                The purpose of the @ ENTERTAINMENT, INC. 1997 Stock Option
Plan (the "Plan") is to advance the interests of the Corporation and its shareholders by providing a means by which the Corporation and its Subsidiaries shall be able to attract and retain qualified employees and consultants.

        2.      DEFINITIONS.

                (a) "Affiliate" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations that includes the Corporation if each of such corporations, other than the last corporation in the chain, owns at least 50% of the total voting power of one of the other corporations.

                (b) "Board" shall mean the Board of Directors of the Corporation.

                (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                (d) "Committee" shall mean the committee appointed by the Board to administer the Plan, or if no such committee is appointed, the Board.

                (e) "Common Stock" shall mean the voting common stock of the Corporation.

                (f) "Consultant" shall mean any person who, or any employee of any firm which, is engaged by the Company or any Affiliate to render consulting services.

                (g) "Corporation" shall mean @ ENTERTAINMENT, INC., a Delaware corporation.

                (h)     "Effective Date" shall mean ________________, 1997.

                (i) "Employee" shall mean any individual who is treated as an employee on the applicable payroll/employment records of the Corporation or Affiliate at the relevant time. For purposes of the Plan and only for purposes of the Plan, and in regard to Nonstatutory Stock Options but not for Incentive Stock Options, a Consultant of the Corporation or any Affiliate shall be deemed to be an Employee, and service as a Consultant with the Corporation or any Affiliate shall be deemed to be employment, but no Incentive Stock Option shall be granted to a Consultant who is not an employee of the Corporation or any Affiliate within the meaning of Section 3401 of the Code and the regulations thereunder. In the case of a Consultant, the provisions governing
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when a termination of employment has occurred for purposes of the Plan shall be set forth in the written stock option agreement between the Optionee and the corporation, or, if not so set forth, the Committee shall have the discretion to determine when a termination of "employment" has occurred for purposes of the Plan.

        (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k) "Exercise Price" shall mean the price per Share at which an Option may be exercised, as determined by the Committee and as specified in the Optionee's stock option agreement.

        (l) "Fair Market Value" shall mean the value of one Share of Common Stock, determined as follows: (i) if the Shares are traded on an exchange or on the Nasdaq National Market System, the reported "closing price" on the date of valuation or if no trading occurred on such date, the next preceding day on which trading occurred; (ii) if the Shares are traded over-the-counter on the NASDAQ System (other than on the NASDAQ National Market System), the mean between the bid and the ask prices on said System at the close of business on the date of valuation; or if no trading occurred on such date, the next preceding day on which trading occurred; and (iii) if neither (i) nor (ii) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

        (m) "Incentive Stock Option" shall mean an Option of the type described in Section 422(b) of the Code.

        (n) "Nonstatutory Stock Option" shall mean an Option of the type not described in Section 422(b) or 423(b) of the Code.

        (o) "Option" shall mean an option to purchase Common Stock granted pursuant to the Plan.

        (p) "Optionee" shall mean any person who holds an Option pursuant to the Plan.

        (q) "Plan" shall mean this stock option plan as it may be amended from time to time.

        (r) "Purchase Price" shall mean at any particular time the Exercise Price times the number of Shares for which an Option is being exercised.

        (s)     "Share" shall mean one share of authorized Common Stock.



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        3. ADMINISTRATION.

                (a) The Committee.

                The Plan shall be administered by a Committee appointed by the Board. To the extent the Board deems it desirable for the Option to constitute performance based compensation pursuant to Code Section_162(m), the Committee shall consist on not less than two numbers, each of whom is an "outside director" as defined in Code Section_162(m). To the extent the Board deems it desirable for the Committee to satisfy the requirements for disinterested administration under Rule_16b-3 under the Exchange Act, the Committee shall consist of not less than two members, each of whom is a "nonemployee director" as defined in Rule_16b-3.

                (b) Powers of the Committee.

                Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the Corporation:

                        (i) to grant Options;

                        (ii) to determine the Exercise Price per Share of Options to be granted;

                        (iii) to determine Employee status and the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares for which an Option will be exercisable;

                        (iv) to interpret the Plan;

                        (v) to prescribe, amend, and rescind rules and regulations relating to the Plan;

                        (vi) to determine the terms and provisions of each Option granted and, with the consent of the holder thereof, modify or amend each Option;

                        (vii) to accelerate or defer, with the consent of the Optionee, the exercise date of any Option;

                        (viii) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option previously granted by the Committee;

                        (ix) with the consent of the Optionee, to reprice, cancel and regrant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee; and


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                        (x) to make all other determinations deemed necessary
or advisable for the administration of the Plan.

                (c) Committee's Interpretation of the Plan.

                        The interpretation and construction by the Committee of any provision of the Plan or of any Option granted hereunder, as well as any determination made by the Committee pursuant to Section_3(b), shall be final and binding on all parties claiming an interest in an Option granted under the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                (d) Delegation by Committee

                        Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the Corporation, to delegate the following powers to any individual or individuals with respect to the granting of Options to those Employees who are not subject to the short-swing profit rules of Section 16 of the Exchange Act;

                        (i) The power to grant Options;

                        (ii) The power to determine Employee status and the Employees to whom and the time or times at which Options shall be granted and the number of Shares for which an Option will be exercisable; and

                        (iii) The power to determine the Exercise Price per Share of Options to be granted.

In delegating its powers hereunder, the Committee may place any restrictions it deems appropriate on the delegatee(s). Any delegation of power under this Section shall be valid until it expires by its own terms, until revoked by the Committee, or until revoked by the Board, whichever first occurs.

        4. PARTICIPATION.

                (a) Eligibility.

                        The Optionees shall be such persons as the Committee may select from among the Employees, provided that Consultants are not eligible to receive Incentive Stock Options.


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                (b)     Ten Percent Shareholders.

                        Any Employee who owns Stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation or any Affiliate shall not be eligible to receive an Incentive Stock Option unless:

                        (i) the Exercise Price of the Shares subject to such Option when granted is at least 110% of the Fair Market Value of such Shares, and

                        (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

                (c)     Stock Ownership.

                        For purposes of Paragraph 4(b), in determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries, respectively. Stock with respect to which such Employee or any other person holds an option shall be disregarded.


                (d)     Outstanding Stock.

                        For purposes of Section 4(b), the term "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee but shall not include any share for which an Option is exercisable by any person.

        5.      STOCK

                (a)     Shares Subject to This Plan.

                        The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed [____] shares, subject to adjustment pursuant to Section 9 hereof.

                (b)     Options Not to Exceed Shares Available.

                        The number of Shares for which an Option is exercisable at any time shall not exceed the number of Shares remaining available for issuance under the Plan. If any Option expires or is terminated, the number of Shares for which such Option was exercisable may be made exercisable pursuant to other Options under the Plan. The limitations established by this


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Section 4(b) shall be subject to adjustment in the manner provided in Section 9 hereof upon the occurrence of an event specified therein.

        6.      TERMS AND CONDITIONS OF OPTIONS.

                (a)     Stock Option Agreements.

                        Options shall be evidenced by written stock option agreements between the Optionee and the Corporation in such form as the Committee shall from time to time determine. No Option or purported Option shall be a valid and binding obligation of the Corporation unless so evidenced in writing.

                (b)     Number of Shares.

                        Each stock option agreement shall state the number of Shares for which the Option is exercisable and shall provide for the adjustment thereof in accordance with Section 9 hereof. The maximum number of shares with respect to which options may be granted to any one Optionee, in the aggregate in any calendar year, shall not exceed [________] Shares.

                (c)     Vesting.

                        An Optionee may not exercise his or her Option for any shares until the Option, in regard to such Shares, has vested. Each stock option agreement shall include a vesting schedule which shall show when the Option becomes exercisable. The besting schedule shall not impose upon the Corporation or any Affiliate any obligation to retain the Optionee in its employ or under contract for any period or otherwise change the employment-at-will status of an Optionee who is an employee of the Corporation or any Affiliate.

                (d)     Lapse of Options.

                        Each stock option agreement shall state the time or times when the Option covered thereby lapses and becomes unexercisable in part or in full. An Option shall lapse on the earliest of the following events (unless otherwise determined by the Committee and reflected in an option agreement):

                        (i) The tenth anniversary of the date of granting the Option;

                        (ii)    The first anniversary of the Optionee's death;

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                (iii)   The first anniversary of the date the Optionee ceases
to be an Employee due to total and permanent disability, within the meaning of
Section 22(e)(3) of the Code;

                (iv) On the date provided in Section 6(h)(i), unless with respect to a Nonstatutory Stock Option, the Committee otherwise extends such period before the applicable expiration date;

                (v) On the date provided in Section 9 for a transaction described in such Section;

                (vi) The date the Optionee files or has filed against him or her a petition in bankruptcy; or

                (vii) The expiration date specified in an Optionee's stock option agreement.

        (e)     Exercise Price.

                Each stock option agreement shall state the Exercise Price for the Shares for which the Option is exercisable. Subject to Section 4(b), the Exercise Price of an Incentive Stock Option and a Nonstatutory Stock Option shall, when granted, be not less than 100% and 85% of the Fair Market Value of the Shares for which the Option is exercisable, respectively, and not less than the par value of the Shares.

        (f)     Medium and Time of Payment.

                The Purchase Price shall be payable in full in cash upon the exercise of an Option but the Committee, in its sole discretion, may allow the Optionee to pay the Purchase Price:

                (i) by surrendering Shares in good form for transfer, owned by the Optionee and having a Fair Market Value on the date of exercise equal to the Purchase Price;

                (ii) by delivery of a full recourse promissory note ("Note") made by the Optionee in the amount of the Purchase Price, bearing interest, compounded semiannually, at a rate not less than the rate determined under
Section 7872 of the Code to insure that no "foregone interest" as defined in such section, will accrue, together with the delivery of a duly executed standard form security agreement securing the Note by a pledge of the Shares purchased; or

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                (iii)   in any combination of such consideration or such other
consideration and method of payment for the issuance of Shares to the extent permitted under applicable law Code as long as the sum of the cash so paid, the Fair Market Value of the Shares so surrendered, and the amount of any Note equals the Purchase Price.

                The Committee or a stock option agreement may prescribe requirements with respect to the exercise of Options, including the submission by the Optionee of such forms and documents as the Committee may require and, the delivery by the Optionee of cash sufficient to satisfy applicable withholding requirements. The Committee may vary the exercise requirements and procedures from time to time to facilitate, for example, the broker-assisted exercise of Options.

        (g)     Nontransferability of Options.

                During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's conservator or legal representative and shall not be assignable or transferable except as defined by the Code. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

        (h)     Termination of Employment Other than by Death or Disability.

                (i) If an Optionee ceases to be an Employee for any reason other than his or her death or disability, the Optionee shall have the right, subject to the provisions of this Section 6, to exercise any Option held by the Optionee at any time within ninety (90) days after his or her termination of employment, but not beyond the otherwise applicable term of the Option and only to the extent that on such date of termination of employment the Optionee's right to exercise such Option had vested.

                (ii) For purposes of this Section 6(h), the employment relationship shall be treated as continuing intact while the Optionee is an active employee of the Corporation or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Committee. The preceding sentence notwithstanding, in the case of an Incentive Stock Option, employment shall be deemed to terminate on the date the Optionee's reemployment rights are guaranteed by applicable law or contract.

        (i)     Death of Optionee.

                If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised an Option under Section 6(h), any

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Option granted to the Optionee may be exercised, to the extent it had vested at the time of death and subject to the Plan, at any time within 12 months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who acquire the Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.

        (j)     Disability of Optionee.

                If an Optionee ceases to be an Employee due to becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Code, as determined by the Committee or its delegate in its sole discretion, any Option granted to the Optionee may be exercised to the extent it had vested at the time of cessation and, subject to the Plan, at any time within 12 months after the Optionee's termination of employment, but not beyond the otherwise applicable term of the Option.

        (k)     Rights as a Shareholder.

                An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder of the Corporation with respect to any Shares for which his or her Option is exercisable until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 hereof.


        (l)     Modification, Extension, and Renewal of Options.

                Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options for the granting of new Options in substitution thereof. Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

        (m) Options for Nonresident Aliens and Certain Employees Employed Outside the United States.

                The Committee shall be free to adopt sub-plans or to modify the terms and conditions of Options relating to nonresident alien Employers or Employees employed outside the United States or by Affiliates not incorporated in the United States. Such sub-plans or modification shall contain such terms and conditions as the Committee in its discretion deems necessary or desirable to facilitate compliance with local laws or to achieve favorable tax or legal results.

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        (n)     Other Provisions.

                The stock option agreements authorized under the Plan may contain such other provisions which are not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

   7.   $100,000 PER YEAR LIMITATION ON VESTING OF ISOs.

        To the extent that the Fair Market Value of Shares (determined for each Share as of the date of grant of the Option covering such Share) subject to Options granted under this Plan (or any other plan of the Corporation or any Affiliate) which are designated as Incentive Stock Options and which become exercisable by an Optionee for the first time during a single calendar year exceeds $100,000, the Option(s) (or portion thereof) covering such Shares shall be recharacterized (to the extent of such excess over $100,000) as a Nonstatutory Stock Option. In determining which Option(s) shall be treated as Nonstatutory Stock Options under the preceding sentence, the Options shall be taken into account in the order granted, with the result that a later granted Option shall be recharacterized as a Nonstatutory Stock Option prior to such recharacterization of a previously granted Option.

   8.   TERM OF PLAN.

        Options may be granted pursuant to the Plan until ten years following the Effective Date, and all Options which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on the date 20 years following the Effective Date.

   9.   RECAPITALIZATION, TAKEOVERS AND LIQUIDATIONS.

        (a)     Reorganizations.

                The number of Shares covered by the Plan, as provided in
Section 5 hereof, and the number of Shares for which each Option is exercisable shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, a stock split, a reverse stock split or any other event which results in an increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation, and the Exercise Price shall be proportionately increased in the event the number of Shares subject to such Option are decreased and shall be proportionately decreased in the event the number of Shares subject to such Option are increased. For the purposes of this paragraph, conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided


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herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                (b)     Liquidation.

                        In the event of the dissolution or liquidation of the Corporation, each Option shall terminate immediately prior to the consummation of such action. The Committee shall notify the Optionee not less than fifteen
(15) days prior to the proposed consummation of a pending dissolution or liquidation, and the Option shall be exercisable as to all Shares which are vested prior to expiration until immediately prior to the consummation of such action.

                (c)     Merger.

                        In the event of (i) a proposed merger of the Corporation with or into another corporation, as a result of which the Corporation is not the surviving corporation and (ii) the Option is not assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, then in such case each Option shall terminate immediately prior to the consummation of such transaction. The Committee shall notify the Optionee not less than fifteen (15) days prior to the proposed consummation of such transaction, and the Option shall be exercisable as to all Shares which are vested prior to expiration and until immediately prior to the consummation of such transaction.

                (d)     Determination by Committee.

                        All adjustments described in this Section 9 shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

                (e)     Limitation on Rights of Optionee.

                        Except as expressly provided in this Section 9, no Optionee shall have any rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Corporation of Shares, Options or securities convertible into Shares or Options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares for which an Option is exercisable. Notwithstanding the foregoing, if the Corporation shall enter into a transaction affecting the Corporation's capital stock or distributions to the holders of its capital stock for which a revision in the terms of each Option is not required pursuant to this Section 9, the Committee shall have the right, but not the obligation, to revise the terms of each


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Option in a manner the Committee, in its sole discretion, deems fair and reasonable given the transaction involved. If necessary or appropriate in connection with such transaction, the Committee may declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his Option in whole or in part, including exercise as to Shares to which the Option would not otherwise be exercisable.

                (f)     No Restriction on Rights of Corporation.

                        The grant of the Option shall not affect or restrict in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

        10.     SECURITIES LAW REQUIREMENTS.

                (a)     Registration.

                        The Corporation shall not be under any obligation to issue any Shares upon the exercise of any Option unless and until the Corporation has determined that: (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state, Federal and foreign law have been satisfied.

                (b)     Market Standoff Agreement.

                        By acceptance of an Option, each Optionee agrees that if so requested by the Corporation or any representative of the underwriters in connection with any registration of any securities of the Corporation under the Act, Optionee shall not sell or otherwise transfer any of the Shares or other securities of the Corporation during the period requested by the Corporation or the representative of the underwriters, as the case may be. Each Optionee agrees that the Corporation may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions.

        11.     EXERCISE OF INVESTED OPTIONS.

                The Committee may grant any Optionee the right to exercise any Option prior to the complete vesting of such Option. Without limiting the generality of the foregoing, the Committee may provide that if an Option is exercised prior to having completely vested, the Shares issued upon such exercise shall remain subject to vesting at the same rate as under the Option so exercised and shall be subject to a right, but not an obligation, of repurchase by the


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Corporation with respect to all invested Shares if the Optionee ceases to be an
Employee for any reason. For the purposes of facilitating the enforcement of any such right of repurchase, at the request of the Committee, the Optionee shall enter into the Joint Escrow Instructions with the Corporation and deliver every certificate for his or her unvested Shares with a stock power executed in blank by the Optionee and by the Optionee's spouse, if required for transfer.

   12.  AMENDMENT OF THE PLAN.

        The Board or the Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment(s) deemed necessary or advisable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option granted thereunder, without approval of the shareholders of the Corporation, but without the approval of the Corporation's shareholders, no such revision or amendment shall:

                (i) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 9;

                (ii) Materially modify the requirements as to eligibility for receipt of an Incentive Stock Option;

                (iii) Materially increase the benefits accruing to Optionees receiving Incentive Stock Options under the Plan;

                (iv)    Extend the term of the Plan; or

                (v)     Amend this Section to defeat its purpose.

   13.  APPLICATION OF FUNDS.

        The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

   14.  APPROVAL OF SHAREHOLDERS.

        The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all classes of the outstanding shares present and entitled to vote at the first meeting of shareholders of the Corporation following the adoption of the Plan or by written consent, and in no event later than one (1) year following the Effective Date. Prior to such approval. Options

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may be granted but shall not be exercisable. Any amendment described in Section
12 (i) to (iv) shall also be subject to approval by the Corporation's shareholders.

   15. WITHHOLDING OF TAXES.

       In the event the Corporation or a Affiliate determines that it is required to withhold Federal, state, foreign or local taxes in connection with the exercise of an Optionee or the disposition of Shares issued pursuant to the exercise of an Option, the Options or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Corporation or the Affiliate to enable it to satisfy such withholding requirements.

   16.  RIGHTS AS AN EMPLOYEE.

        Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ of the Corporation or any Affiliate, or to affect the right of the Corporation or any Affiliate to terminate such individual's employment at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Corporation or any Affiliate.

  17.   DISAVOWAL  OF REPRESENTATIONS, UNDERTAKINGS OR CREATION OF IMPLIED
RIGHTS.

        In adopting and maintaining this Plan and granting options hereunder, neither the Corporation nor any Affiliate makes any representations or undertaking with respect to the initial qualification or treatment of Options under federal or state tax or securities laws. The Corporation and each Affiliate expressly disavows the creation of any rights in Employees, Optionees, or beneficiaries of any obligations on the part of the Corporation, any Affiliate or the Committee, except as expressly provided herein.

   18.  INSPECTION OF RECORDS.

        Copies of the Plan, records reflecting each Optionee's Option, and any other documents and records which an Optionee is entitled by law to inspect shall be open to inspection by the Optionee and his or her duly authorized representative at the office of the Committee at any reasonable business hour.

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   19.  INFORMATION TO OPTIONEES.

        Each Optionee shall be provided with such information regarding the Corporation as the Committee from time to time deems necessary or appropriate; provided however, that each Optionee shall at all times be provided with such information as is required to be provided from time to time pursuant to applicable regulatory requirements, including, but not limited to, any applicable requirements of the Securities and Exchange Commission, the California Department of Corporations and other state securities agencies.

  20.   DELAWARE LAW TO GOVERN.

        All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware.

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                      [FORM IF OPTIONS ARE NOT REGISTERED]
                                   EXHIBIT A

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
        REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
        AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE
        TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION
        THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL,
        SATISFACTORY TO THE CORPORATION AND ITS COUNSEL,
        THAT SUCH REGISTRATION IS NOT REQUIRED.

                      NONSTATUTORY STOCK OPTION AGREEMENT

        This Stock Option Agreement is made and entered into this ___ day of _________, 1997, pursuant to the @ ENTERTAINMENT, INC. 1997 Stock Option Plan (the "Plan"). The Committee administering the Plan has selected ______________ ("the Optionee") to receive the following grant of a nonstatutory stock option ("Stock Option") to purchase shares of the common stock of @ ENTERTAINMENT, INC. (the "Corporation"), on the terms and conditions set forth below to which Optionee accepts and agrees:

        1.      Stock Options Granted:

                No. of Shares Subject to Option ______________________________
                Date of Grant ________________________________________________
                Vesting Commencement Date ____________________________________
                Exercise Price Per Share _____________________________________
                Expiration Date ______________________________________________

        2. The Stock Option is granted pursuant to the Plan to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 hereof (the "Shares"). The Stock Option shall expire, and all rights to exercise it shall terminate on the Expiration Date, except that the Stock Option may expire earlier as provided in the Plan. The number of shares subject to the Stock Option granted hereunder shall be adjusted as provided in the Plan. This Stock Option is intended by the Corporation and the Optionee to be a Nonstatutory Stock Option and does not qualify for any special tax benefits to the Optionee and is not subject to Section 7 of the Plan.

        3. The Stock Option shall be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference. Optionee acknowledges having received and read a copy of the Plan.

        4. Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

                (a) The Stock Option may not be exercised in whole or in part at any time prior to the end of the first 4 full calendar quarters following the Vesting Commencement Date.

                (b) Optionee may exercise the Stock Option as to one fourth of the Shares at the end of the 4th full calendar quarter following the Vesting Commencement Date.

                (c) Optionee may exercise the Stock Option as to an additional 1/16th of the Shares at the end of each of the full calendar quarter commencing with the 5th full calendar quarter following the Vesting Commencement Date.

                (d) The right to exercise the Stock Option shall be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a share, or for any share for which the Stock Option is not exercisable.

        5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

        6. The Stock Option shall not become exercisable unless and until the shares exercisable under the Stock Option have been qualified under the California Corporate Securities Law of 1968, pursuant to a permit application filed with the California Department of Corporations or unless the exercise is otherwise exempt from the qualification requirements of such law. The Stock Option is conditioned upon the Optionee's representation, which Optionee hereby confirms as of the date hereof and which Optionee must confirm as of the date of any exercise of all or any part of the Stock Option, that:

                (a) Optionee understands that both this Stock Option and any shares purchased upon its exercise are securities, the issuance of which require compliance with state and Federal securities laws;

                (b) Optionee understands that the securities have not been registered under the Securities Act of 1933 (the "Act") in reliance upon a specific exemption contained in the Act which depends upon Optionee's bona fide investment intention in acquiring these securities, that Optionee's intention is to hold these securities for Optionee's own benefit for an indefinite period; that Optionee has no present intention of selling or transferring any part thereof (recognizing that the Stock Option is not transferable) and that certain restrictions may exist on transfer of the shares issued upon exercise of the Stock Option;

     (c) Optionee understands that the shares issued upon exercise of this Stock Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 701 and Rule 144, two exemptions from registration which may be available, are only available after the satisfaction of certain conditions and require the presence of a U.S. public market for such shares; that no certainty exists that a U.S. public market for the shares will exist, and that otherwise Optionee may have to sell the shares pursuant to another exemption from registration which exemption may be difficult to satisfy; and

     (d) The Corporation shall not be under any obligation to issue any shares upon the exercise of this Stock Option unless and until the Corporation has determined that:

         (i) it and Optionee have taken all actions required to register such shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

         (ii) any applicable listing requirement of any stock exchange on which such shares are listed has been satisfied; and

         (iii) all other applicable provisions of state and Federal law have been satisfied.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.

OPTIONEE                                        @ ENTERTAINMENT, INC.


_____________________________                   By: ____________________________
        (signature)                                         (signature)


_____________________________                   Its: ___________________________
     (Type or Print Name)


Address: ____________________

         ____________________

                      [FORM IF OPTIONS ARE NOT REGISTERED]
                                   EXHIBIT B


        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                        INCENTIVE STOCK OPTION AGREEMENT

        This Stock Option Agreement is made and entered into this ____ day of __________, 1997, pursuant to the @ ENTERTAINMENT, INC. 1997 Stock Option Plan (the "Plan"). The Committee administering the Plan has selected _______________ ("the Optionee") to receive the following grant of an incentive stock option ("Stock Option") to purchase shares of the common stock of @ ENTERTAINMENT, INC. (the "Corporation"), on the terms and conditions set forth below to which Optionee accepts and agrees:

        1. Stock Options Granted:

           No. of Shares Subject to Option _________________________________
           Date of Grant ___________________________________________________
           Vesting Commencement Date _______________________________________
           Exercise Price Per Share ________________________________________
           Expiration Date _________________________________________________

        2. The Stock Option is granted pursuant to the Plan to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 hereof (the "Shares"). The Stock Option shall expire, and all rights to exercise it shall terminate on the Expiration Date, except that the Stock Options may expire earlier as provided in the Plan. The number of shares subject to the Stock Option granted hereunder shall be adjusted as provided in the Plan.

        3. The Stock Option shall be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference. Optionee acknowledges having received and read a copy of the Plan.

        4. Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

                (a) The Stock Option may not be exercised in whole or in part at any time prior to the end of the first 4 full calendar quarters following the Vesting Commencement Date.

                (b) Optionee may exercise the Stock Option as to one fourth of the Shares at the end of the 4th full calendar quarter following the Vesting Commencement Date.

                (c) Optionee may exercise the Stock Option as to an additional 1/15th of the Shares at the end of each of the full calendar quarter commencing with the 5th full calendar quarter following the Vesting Commencement Date.

                (d) The right to exercise the Stock Option shall be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a share, or for any share for which the Stock Option is not exercisable.

        5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

        6. The Stock Option shall not become exercisable unless and until the shares exercisable under the Stock Option have been qualified under the California Corporate Securities Law of 1968 pursuant to a permit application filed with the California Department of Corporations or unless the exercise is otherwise exempt from the qualification requirements of such law. The Stock Option is conditioned upon the Optionee's representation, which Optionee hereby confirms as of the date hereof and which Optionee must confirm as of the date of any exercise of all or any part of the Stock Option that:

                (a) Optionee understands that both this Stock Option and any shares purchased upon its exercise are securities, the issuance of which require compliance with state and Federal securities laws;

                (b) Optionee understands that the securities have not been registered under the Securities Act of 1933 (the "Act") in reliance upon a specific exemption contained in the Act which depends upon Optionee's bona fide investment intention in acquiring these securities; that Optionee's intention is to hold these securities for Optionee's own benefit for an indefinite period; that Optionee has no present intention of selling or transferring any part thereof

(recognizing that the Stock Option is not transferable) and that certain restrictions may exist on transfer of the shares issued upon exercise of the Stock Option;

                (c) Optionee understands that the shares issued upon exercise of this Stock Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 701 and Rule 144, two exemptions from registration which may be available, are only available after the satisfaction of certain conditions and require the presence of a U.S. public market for such shares; that no certainty exists that a U.S. public market for the shares will exist, and that otherwise Optionee may have to sell the shares pursuant to another exemption from registration which exemption may be difficult to satisfy; and

                (d) The Corporation shall not be under any obligation to issue any shares upon the exercise of this Stock Option unless and until the Corporation has determined that:


                        (i) it and Optionee have taken all actions required to register such shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                        (ii) any applicable listing requirement of any stock exchange on which such shares are listed has been satisfied; and

                        (iii) all other applicable provisions of state and Federal law have been satisfied.

        IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.


OPTIONEE                                @ ENTERTAINMENT, INC.


_________________________________       By:______________________________
          (signature)                               (signature)


_________________________________       Its:_____________________________
      (Type or Print Name)


Address:_________________________

                        [FORM IF OPTIONS ARE REGISTERED]

                      NONSTATUTORY STOCK OPTION AGREEMENT

        This Stock Option Agreement is made and entered into this ___ day of ____________, 1997, pursuant to the @ ENTERTAINMENT, INC. 1997 Stock Option Plan (the "Plan"). The Committee administering the Plan has selected ___________________ (the "Optionee") to receive the following grant of a nonstatutory stock option ("Stock Option") to purchase shares of the common stock of @ ENTERTAINMENT, INC. (the "Corporation"), on the terms and conditions set forth below to which Optionee accepts and agrees:

        1.      Stock Options Granted:

                No. of Shares Subject to Option ________________________ Date of Grant __________________________________________
                Vesting Commencement Date ______________________________
                Exercise Price Per Share _______________________________
                Expiration Date ________________________________________

        2. The Stock Option is granted pursuant to the Plan to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 hereof (the "Shares"). The Stock Option shall expire, and all rights to exercise it shall terminate on the Expiration Date, except that the Stock Option may expire earlier as provided in the Plan. The number of shares subject to the Stock Option granted hereunder shall be adjusted as provided in the Plan. This Stock Option is intended by the Corporation and the Optionee to be a Nonstatutory Stock Option and does not qualify for any special tax benefits to the Optionee and is not subject to Section 7 of the Plan.

        3. The Stock Option shall be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference. Optionee acknowledges having received and read a copy of the Plan.

        4. Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

                (a) The Stock Option may not be exercised in whole or in part at any time prior to the end of the first 4 full calendar quarters following the Vesting Commencement Date.

                (b) Optionee may exercise the Stock Option as to one fourth of the Shares at the end of the 4th full calendar quarter following the Vesting Commencement Date.

                (c) Optionee may exercise the Stock Option as to an additional 1/15th of the Shares at the end of each of the full calendar quarter commencing with the 5th full calendar quarter following the Vesting Commencement Date.

                (d) The right to exercise the Stock Option shall be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a share, or for any share for which the Stock Option is not exercisable.

        5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

        6. The Stock Option shall not become exercisable unless and until the Corporation has determined that:

                (a) it and Optionee have taken all actions required to register such shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                (b) any applicable listing requirement of any stock exchange on which such shares are listed has been satisfied; and

                (c) all other applicable provisions of state, Federal and foreign law have been satisfied.

        IN WITNESS WHEREOF, each of the parties has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.


OPTIONEE                                @ ENTERTAINMENT, INC.



____________________________            By: ________________________________
    (signature)                                      (signature)


___________________________             Its: _______________________________
  (Type or Print Name)


Address: ________________________

                        [FORM IF OPTIONS ARE REGISTERED]

                        INCENTIVE STOCK OPTION AGREEMENT

        This Stock Option Agreement is made and entered into this ___ day of ____________, 1997, pursuant to the @ ENTERTAINMENT, INC. 1997 Stock Option Plan (the "Plan"). The Committee administering the Plan has selected
___________________ (the "Optionee") to receive the following grant of an incentive stock option ("Stock Option") to purchase shares of the common stock of @ ENTERTAINMENT, INC. (the "Corporation"), on the terms and conditions set forth below to which Optionee accepts and agrees:

        1.      Stock Options Granted:

                No. of Shares Subject to Option ________________________ Date of Grant __________________________________________
                Vesting Commencement Date ______________________________
                Exercise Price Per Share _______________________________
                Expiration Date ________________________________________

        2. The Stock Option is granted pursuant to the Plan to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 hereof (the "Shares"). The Stock Option shall expire, and all rights to exercise it shall terminate on the Expiration Date, except that the Stock Option may expire earlier as provided in the Plan. The number of shares subject to the Stock Option granted hereunder shall be adjusted as provided in the Plan.

        3. The Stock Option shall be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference. Optionee acknowledges having received and read a copy of the Plan.

        4. Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

                (a) The Stock Option may not be exercised in whole or in part at any time prior to the end of the first 4 full calendar quarters following the Vesting Commencement Date.


                (b) Optionee may exercise the Stock Option as to one fourth of the Shares at the end of the 4th full calendar quarter following the Vesting Commencement Date.

                (c) Optionee may exercise the Stock Option as to an additional 1/16th of the Shares at the end of each of the full calendar quarter commencing with the 5th full calendar quarter following the Vesting Commencement Date.

                (d) The right to exercise the Stock Option shall be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a share, or for any share for which the Stock Option is not exercisable.

        5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

        6. The Stock Option shall not become exercisable unless and until the Corporation has determined that:

                (a) it and Optionee have taken all actions required to register such shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                (b) any applicable listing requirement of any stock exchange on which such shares are listed has been satisfied; and

                (c) all other applicable provisions of state, Federal and foreign law have been satisfied.

        IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.


OPTIONEE                                @ ENTERTAINMENT, INC.



____________________________            By: ________________________________
    (signature)                                      (signature)


___________________________             Its: _______________________________
  (Type or Print Name)


Address: ________________________

         ________________________